UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024 (May 9, 2024)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Separation Agreement

On May 9, 2024, Boston Omaha Corporation (the “Company”), Alex B. Rozek, and certain other parties set forth therein, entered into a Separation and Stock Repurchase Agreement (the “Separation Agreement”) in connection with Mr. Rozek’s separation. The Company entered into the Separation Agreement at the direction and instruction of the Audit and Risk Committee of the Board of Directors of the Company, who oversaw the negotiations and approval of this matter pursuant to the governing documents of the Company.

Securities Repurchase

Pursuant to Section 2 of the Separation Agreement, the Company agreed to repurchase from Mr. Rozek and Boulderado Partners, LLC, an entity controlled by Mr. Rozek (“Boulderado,” together with Mr. Rozek, the “Selling Parties”), in the aggregate, 210,000 shares of Company Class A common stock, par value $0.001 per share, 527,780 shares of Company Class B common stock, par value $0.001 per share (“Class B common stock”) and 51,994 warrants to acquire 51,994 shares of Company Class B common stock. The aggregate purchase price payable to Mr. Rozek is $9,175,600, comprising (a) a cash payment of $8,800,480 and (b) 36,705 shares of Class A common stock, par value $0.0001 of Sky Harbour Group Corporation (“Sky Harbour” and such shares, the “SKYH Shares”). The aggregate purchase price payable to Boulderado is $9,951,113.62, comprising (a) a cash payment of $7,960,890.90 and (b) 194,738 SKYH Shares. The Company is obligated to pay such consideration to the Selling Parties within three business days after the Release Effective Date.

In connection with such repurchase, the Selling Parties provided the Company with customary representations and warranties with respect to the sale of the securities it held, as well as agreed to joint and several indemnification obligations to the Company with respect to such representations and warranties and the statements set forth in the instruments transferring such securities to the Company.

BOAM Matters

Pursuant to Section 2(e) of the Separation Agreement, effective as of May 9, 2024, among other things, Mr. Rozek (i) resigned as a manager of Boston Omaha Asset Management, LLC (“BOAM”), a subsidiary of the Company, and (ii) forfeited all of his Class C Units (as defined in the Amended and Restated Limited Liability Company Agreement of BOAM, dated January 6, 2023) to BOAM for no consideration.

Other Separation Provisions

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

The description of the Separation Agreement in this Item 1.01 and in Item 5.02 below of this Current Report on Form 8-K is not complete and is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A&R Voting and Right of First Purchase Agreement

In connection with the entry into the Separation Agreement, Boulderado entered into an amendment (the “First Amendment”) with the Company and Magnolia Capital Fund, L.P. (“Magnolia”), to the Amended and Restated Voting and First Refusal Agreement, dated May 16, 2017, by and among the Company, Boulderado and Magnolia (the “Voting Agreement”). Pursuant to the First Amendment, the parties thereto agreed to remove Boulderado as a party to the Voting Agreement, with such rights and obligations terminated effective upon the consummation of the repurchases contemplated by the Separation Agreement.

The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the complete text of First Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 9, 2024, the Board appointed Adam K. Peterson as the sole Chairman and sole Chief Executive Officer of the Company, succeeding Mr. Rozek, whose positions as Co-Chief Executive Officer and as Co-Chairperson and a member of the Board of Directors (the “Board”) of the Company ended effective May 9, 2024. Mr. Peterson has served as the Co-Chairperson and Co-Chief Executive Officer of the Company since February 2015, and has served as President since December 2017.

Mr. Rozek’s departure is not the result of a disagreement with the Company on any matter related to the Company’s operations, policies or practices.

In connection with Mr. Rozek’s departure, effective May 9, 2024, the Company and Mr. Rozek entered into the Separation Agreement as defined in Item 1.01 of this Current Report on Form 8-K.

Pursuant to the Separation Agreement, Mr. Rozek will receive the following separation payments and benefits: (a) 200,000 SKYH Shares as consideration for his efforts in connection with the successful launch of Sky Harbour, (b) severance of $960,000, payable in equal monthly installments over 18 months, (c) payment of $75,000 in lieu of employee benefits, payable in equal monthly installments over 18 months, and (d) a lump sum payment of $250,000 as consideration for certain non-competition covenants. As a result of Mr. Rozek’s departure, he is no longer eligible to participate in the Company’s management incentive bonus plan and such amounts have not otherwise been reallocated to officers of the Company.

In addition, the Company agreed, subject to certain conditions, to nominate and vote to appoint Mr. Rozek as the Company’s representative on the board of directors of Sky Harbour until December 31, 2026.

As a condition to the foregoing benefits and the Company’s obligations under the Separation Agreement, Mr. Rozek entered into a mutual general release of claims (the “General Release”) with the Company. The foregoing benefits will only be provided if Mr. Rozek signs and does not revoke the General Release.

ITEM 7.01	OTHER MATTERS

On May 10, 2024, the Company issued a press release announcing the management and other changes described in Item 5.02 of this Form 8-K. A copy of the release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Separation and Stock Repurchase Agreement, dated May 9, 2024, by and among Boston Omaha Corporation, Alex B. Rozek, and certain other parties thereto.
10.2
First Amendment, dated May 9, 2024, to the Amended and Restated Voting and First Refusal Agreement, dated May 16, 2017, by and among Boston Omaha Corporation, Boulderado Partners, LLC and Magnolia Capital Fund, LP.

99.1	Press release dated May 10, 2024, titled “Boston Omaha Announces Departure of Co-CEO Alex Rozek and Adam Peterson Continues in Chair and CEO Roles”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: May 10, 2024

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